Registration No. 333-217200

Filed Pursuant to Rule 433

Dated April 22, 2019

Bullish Tech Stocks?| Trade Bull FANG tech ETNs | NYSE FANG+ Index
www.microsectors.com
Bullish FANG Index Exchange Traded Notes | FNGU FNGO

Important and required information is provided through the hyperlink.

You are now entering the MicroSectorsTM website of Rex Shares.

The website includes information about exchanged traded notes (ETNs) issued by Bank of Montreal. As discussed in more detail on the website, the ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

Bank of Montreal has filed a registration statement (including a prospectus) with the SEC for the ETN offerings discussed on this website. Before you invest, you should read the prospectus in that registration statement and the other documents that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. You may obtain these documents free of charge by visiting the SEC’s website at http://www.sec.gov. Alternatively, Bank of Montreal will arrange to send to you the prospectus (as supplemented by any applicable supplements) if you request it by calling its agent toll-free at 1-877-369-5412.

[Press here to continue.]

Bearish Tech Stocks? | Trade Bear FANG tech ETNs | NYSE FANG+ Index
www.microsectors.com
Bearish FANG Index Exchange Traded Notes | GNAF FNGZ FNGD

Important and required information is provided through the hyperlink.

You are now entering the MicroSectorsTM website of Rex Shares.

The website includes information about exchanged traded notes (ETNs) issued by Bank of Montreal. As discussed in more detail on the website, the ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

Bank of Montreal has filed a registration statement (including a prospectus) with the SEC for the ETN offerings discussed on this website. Before you invest, you should read the prospectus in that registration statement and the other documents that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. You may obtain these documents free of charge by visiting the SEC’s website at http://www.sec.gov. Alternatively, Bank of Montreal will arrange to send to you the prospectus (as supplemented by any applicable supplements) if you request it by calling its agent toll-free at 1-877-369-5412.

[Press here to continue.]

Bullish Banks Stocks? | Trade Bull US Big Bank ETNs | MicroSectors US Big Bank Index
www.microsectors.com
Bullish Big Bank Index Exchange Traded Notes | BNKU BNKO

Important and required information is provided through the hyperlink.

You are now entering the MicroSectorsTM website of Rex Shares.

The website includes information about exchanged traded notes (ETNs) issued by Bank of Montreal. As discussed in more detail on the website, the ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

Bank of Montreal has filed a registration statement (including a prospectus) with the SEC for the ETN offerings discussed on this website. Before you invest, you should read the prospectus in that registration statement and the other documents that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. You may obtain these documents free of charge by visiting the SEC’s website at http://www.sec.gov. Alternatively, Bank of Montreal will arrange to send to you the prospectus (as supplemented by any applicable supplements) if you request it by calling its agent toll-free at 1-877-369-5412.

[Press here to continue.]

Bearish Banks Stocks? | Trade Bear US Big Bank ETNs | MicroSectors US Big Bank Index
www.microsectors.com
Bullish Big Oil Index Exchange Traded Notes | NRGU NRGO

Important and required information is provided through the hyperlink.

You are now entering the MicroSectorsTM website of Rex Shares.

The website includes information about exchanged traded notes (ETNs) issued by Bank of Montreal. As discussed in more detail on the website, the ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

Bank of Montreal has filed a registration statement (including a prospectus) with the SEC for the ETN offerings discussed on this website. Before you invest, you should read the prospectus in that registration statement and the other documents that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. You may obtain these documents free of charge by visiting the SEC’s website at http://www.sec.gov. Alternatively, Bank of Montreal will arrange to send to you the prospectus (as supplemented by any applicable supplements) if you request it by calling its agent toll-free at 1-877-369-5412.

[Press here to continue.]

Bullish Oil Stocks? | Trade Bull US Big Oil ETNs | MicroSectors US Big Oil Index
www.microsectors.com
Bearish Big Bank Index Exchange Traded Notes | KNAB BNKZ BNKD

Important and required information is provided through the hyperlink.

You are now entering the MicroSectorsTM website of Rex Shares.

The website includes information about exchanged traded notes (ETNs) issued by Bank of Montreal. As discussed in more detail on the website, the ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

Bank of Montreal has filed a registration statement (including a prospectus) with the SEC for the ETN offerings discussed on this website. Before you invest, you should read the prospectus in that registration statement and the other documents that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. You may obtain these documents free of charge by visiting the SEC’s website at http://www.sec.gov. Alternatively, Bank of Montreal will arrange to send to you the prospectus (as supplemented by any applicable supplements) if you request it by calling its agent toll-free at 1-877-369-5412.

[Press here to continue.]

Bearish Oil Stocks? | Trade Bear US Big Oil ETNs | MicroSectors US Big Oil Index
www.microsectors.com
Bearish Big Oil Index Exchange Traded Notes | YGRN NRGZ NRGD

Important and required information is provided through the hyperlink.

You are now entering the MicroSectorsTM website of Rex Shares.

The website includes information about exchanged traded notes (ETNs) issued by Bank of Montreal. As discussed in more detail on the website, the ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

Bank of Montreal has filed a registration statement (including a prospectus) with the SEC for the ETN offerings discussed on this website. Before you invest, you should read the prospectus in that registration statement and the other documents that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. You may obtain these documents free of charge by visiting the SEC’s website at http://www.sec.gov. Alternatively, Bank of Montreal will arrange to send to you the prospectus (as supplemented by any applicable supplements) if you request it by calling its agent toll-free at 1-877-369-5412.

[Press here to continue.]

Tech Stocks Bull & Bear ETNs | FANG+ Index Long/Short 3X ETN | Tech Exchange Traded Notes
www.microsectors.com
Access FANG+ Stocks. Gain concentrated tech stocks exposure. Leveraged and Inverse ETNs.

Important and required information is provided through the hyperlink.

You are now entering the MicroSectorsTM website of Rex Shares.

The website includes information about exchanged traded notes (ETNs) issued by Bank of Montreal. As discussed in more detail on the website, the ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

Bank of Montreal has filed a registration statement (including a prospectus) with the SEC for the ETN offerings discussed on this website. Before you invest, you should read the prospectus in that registration statement and the other documents that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. You may obtain these documents free of charge by visiting the SEC’s website at http://www.sec.gov. Alternatively, Bank of Montreal will arrange to send to you the prospectus (as supplemented by any applicable supplements) if you request it by calling its agent toll-free at 1-877-369-5412.

[Press here to continue.]

Bank Stocks Bull & Bear ETNs | Bank Index Long/Short 3X ETN | Bank Exchange Traded Notes
www.microsectors.com
Access US Bank Stocks. Gain concentrated bank stocks exposure. Leveraged and Inverse ETNs.

Important and required information is provided through the hyperlink.

You are now entering the MicroSectorsTM website of Rex Shares.

The website includes information about exchanged traded notes (ETNs) issued by Bank of Montreal. As discussed in more detail on the website, the ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

Bank of Montreal has filed a registration statement (including a prospectus) with the SEC for the ETN offerings discussed on this website. Before you invest, you should read the prospectus in that registration statement and the other documents that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. You may obtain these documents free of charge by visiting the SEC’s website at http://www.sec.gov. Alternatively, Bank of Montreal will arrange to send to you the prospectus (as supplemented by any applicable supplements) if you request it by calling its agent toll-free at 1-877-369-5412.

[Press here to continue.]

Oil Stocks Bull & Bear ETNs | Oil Index Long/Short 3X ETN | Oil Exchange Traded Notes
www.microsectors.com
Access US Oil Stocks. Gain concentrated oil stocks exposure. Leveraged and Inverse ETNs.

Important and required information is provided through the hyperlink.

You are now entering the MicroSectorsTM website of Rex Shares.

The website includes information about exchanged traded notes (ETNs) issued by Bank of Montreal. As discussed in more detail on the website, the ETNs are intended to be daily trading tools for sophisticated investors to manage daily trading risks as part of an overall diversified portfolio. They are designed to achieve their stated investment objectives on a daily basis. You should proceed with extreme caution in considering an investment in the ETNs.

Bank of Montreal has filed a registration statement (including a prospectus) with the SEC for the ETN offerings discussed on this website. Before you invest, you should read the prospectus in that registration statement and the other documents that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. You may obtain these documents free of charge by visiting the SEC’s website at http://www.sec.gov. Alternatively, Bank of Montreal will arrange to send to you the prospectus (as supplemented by any applicable supplements) if you request it by calling its agent toll-free at 1-877-369-5412.

[Press here to continue.]